                                   EXHIBIT 24

                                                                      EXHIBIT 24
                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned V.F. Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("VF"), and the undersigned directors and officers of VF hereby constitute and appoint L.M. Tarnoski, G.G. Johnson and R.K. Shearer, and each of them, severally, its and his true and lawful attorneys and agents at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of VF, or by attesting the seal of VF or otherwise), any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable and may be required to enable VF and the Plan to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("Commission") in respect thereof, in connection with the 1991 Stock Option Plan (the "Plan") and of shares of Common Stock of VF offered pursuant to or in connection with the Plan, including specifically, but without limiting the generality of the foregoing, power of attorney to sign the name of VF and affix the corporate seal and to sign the names of the undersigned directors and officers to all registration statements, and all amendments and supplements thereto, on Form S-8/S-3 or on any other appropriate Form, hereafter filed with the Commission and all instruments or documents filed as a part thereof or in connection therewith, and each of the undersigned hereby ratifies and confirms all that said attorneys, agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 25th day of November, 1992.

                                                   V.F. CORPORATION



Attest:                                            By:/s/L.R. Pugh
                                                      -------------------------
                                                      L.R. Pugh
                                                      Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

/s/L.M. Tarnoski
L.M. Tarnoski
Vice President and Secretary
[CORPORATE SEAL]

Principal Executive Officer:



/s/L.R. Pugh
- - - - - - ------------------------------------
L.R. Pugh
Chairman of the Board, President,
Chief Executive Officer and Director


Principal Financial Officer:



/s/G.G. Johnson
- - - - - - ------------------------------------
G.G. Johnson
Vice President - Finance


Principal Accounting Officer:              /s/Leon C. Holt, Jr.
                                           ------------------------------------
                                           Leon C. Holt, Jr., Director



/s/R.K. Shearer                            /s/J. Berkley Ingram, Jr.
- - - - - - ------------------------------------       ------------------------------------
R.K. Shearer, Controller                   J. Berkley Ingram, Jr., Director



/s/Robert D. Buzzell                       /s/Robert F. Longbine
- - - - - - ------------------------------------       ------------------------------------
Robert D. Buzzell, Director                Robert F. Longbine, Director



/s/Edward E. Crutchfield, Jr.              /s/William E. Pike
- - - - - - ------------------------------------       ------------------------------------
Edward E. Crutchfield, Jr., Director       William E. Pike, Director



/s/Barbara S. Feigin                       /s/M. Rust Sharp
- - - - - - ------------------------------------       ------------------------------------
Barbara S. Feigin, Director                M. Rust Sharp, Director



/s/Roger S. Hillas                         /s/L. Dudley Walker
- - - - - - ------------------------------------       ------------------------------------
Roger S. Hillas, Director                  L. Dudley Walker, Director

                                                                      Exhibit 24
                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of V.F. Corporation ("VF") hereby constitute and appoint L.M. Tarnoski, G.G. Johnson and R.K. Shearer, and each of them, severally, his/her true and lawful attorneys and agents at any time and from time to time to do any and all acts and things and execute in his/her name any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable and may be required to enable VF to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("Commission") in respect thereof, in connection with shares of Common Stock of VF offered pursuant to or in connection with the 1991 Stock Option Plan ("Plan"), including specifically, but without limiting the generality of the foregoing, power of attorney to sign the names of the undersigned directors to all registration statements, and all amendments and supplements thereto, on Form S-8/S-3 or on any other appropriate Form, hereafter filed with the Commission and all instruments or documents filed as a part thereof or in connection therewith, and each of the undersigned hereby ratifies and confirms all that said attorneys, agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents as of the 19th day of April, 1994.

                                            V.F. CORPORATION



                                            /s/ Ursula F. Fairbairn
                                            ------------------------------------
                                            Ursula F. Fairbairn, Director



                                            /s/ Mackey J. McDonald
                                            ------------------------------------
                                            Mackey J. McDonald, Director





                                     II-26